UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

FIRST NIAGARA FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-23975	42-1556195
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

726 Exchange Street, Suite 618, Buffalo, NY	14210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 819-5500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 12, 2010, First Niagara Financial Group, Inc. (the “Company”) announced that Moody’s Investors Service and Standard & Poor’s Ratings Services assigned first-time credit ratings of Baa1 and BBB-, respectively, to the Company.

The preceding is qualified in its entirety by reference to the press release dated January 12, 2010, attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated January 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: January 14, 2010	By: /s/ Michael W. Harrington
Michael W. Harrington
Chief Financial Officer
(Duly authorized representative)